  July 29, 2016

Summary
Prospectus

Victory S&P 500 Index VIP Series

Class I

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated July 29, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFundLiterature.com.

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by life insurance companies. For more information, call your participating insurance company.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RSInvestments.com

Victory S&P 500 Index VIP Series Summary

Investment Objective

The Series seeks to track the investment performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), which emphasizes securities issued by large U.S. companies.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses (expenses are deducted from Series assets as a percentage of average daily net assets)	Class I Shares
Management Fees	0.25%
Distribution (12b-1) Fees	N/A
Other Expenses(1)	0.13%
Total Annual Fund Operating Expenses(2)	0.38%
Fee Waiver/Expense Reimbursement(2)	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	0.28%

(1)"Other Expenses" reflect historical contractual expenses of the predecessor fund, adjusted to reflect estimated expenses for the current fiscal year.

(2)Victory Capital Management Inc., the Series' investment adviser, ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses through at least July 29, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.28%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement or at the time of recoupment or reimbursement. This agreement may only be terminated by the Series' Board of Trustees.

Victory S&P 500 Index VIP Series Summary (continued)

Fees and Expenses of the Series (continued)

Example

This example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. This example also assumes that your investment earns a 5% return each year and that the Series' operating expenses remain the same as shown above. The example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. The amounts shown reflect the fee waiver/expense reimbursement noted in the Annual Fund Operating Expenses table for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$29	$101	$192	$460

Portfolio Turnover:

The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 3% of the average value of its portfolio.

Victory S&P 500 Index VIP Series Summary (continued)

Investments, Risks, and Performance

Principal Investment Strategies

The Series invests primarily in stocks of companies included in the S&P 500. To replicate the performance of the S&P 500, the Adviser purchases and maintains all or substantially all of the securities included in the S&P 500, in approximately the same percentages as such securities are included in the S&P 500. Because the Series is intended to track the performance of the S&P 500, the Adviser does not actively determine the stock selection or sector allocation. The percentage weighting of a particular security in the S&P 500 is determined by that security's relative total market capitalization.

The Series normally invests at least 95% of its net assets in the stocks of companies included in the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks selected by Standard & Poor's as representative of a broad range of industries within the U.S. economy, including foreign securities. The S&P 500 is composed primarily of stocks issued by large-capitalization companies. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security's relative total market capitalization — which is the market price per share of the security multiplied by the number of shares outstanding. To track the S&P 500 as closely as possible, the Series attempts to remain fully invested in stocks.

The Series also may enter into derivative transactions, such as futures and options contracts, as a substitute for the purchase or sale of securities or when there are large cash inflows into the Series. The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

There is no guarantee that the Series will achieve its objective.

Principal Risks

The Series' investments are subject to the following principal risks.

■  Equity Securities Risk. The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

■  Index Risk. There is no assurance that the Series will track the performance of the S&P 500 perfectly. The Series' ability to track the index may be affected by Series expenses, the amount of cash and cash equivalents held in the Series' portfolio, and the frequency and timing of shareholder purchases and sales of Series shares. The index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Series. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Series' performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

■  Derivatives Risk. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Series' margin, or otherwise honor its obligations. In addition, the Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives.

You may lose money by investing in the Series. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Series does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

Victory S&P 500 Index VIP Series Summary (continued)

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series by showing changes in the Series' performance from year to year and by showing how the Series' average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If such fees and expenses were reflected, the returns would be lower than those shown. The Series' past performance is not an indication of future performance. Effective July 29, 2016, the Series' investment team changed. Updated performance information for the Series is available at https://www.guardianlife.com/annuities/prices-and-performance.

The performance information for the Series' Class I shares reflects the historical performance of the Class I shares of the RS S&P 500 Index VIP Series, a series of RS Variable Products Trust (the predecessor to the Series managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Series' performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Series.

Annual Total Return for Class I Shares

(calendar year-end)

Best Quarter	Second Quarter 2009	15.83%
Worst Quarter	Fourth Quarter 2008	-22.10%

Victory S&P 500 Index VIP Series Summary (continued)

Average Annual Total Returns (periods ended 12/31/15)	1 Year	5 Years	10 Years	Since Inception (8/25/99)
CLASS I SHARES	1.03%	12.27%	7.03%	4.14%
S&P 500® Index	1.38%	12.57%	7.31%	4.39% (reflects no deduction for fees, expenses or taxes)

Management of the Series

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Series' investment adviser. The portfolio managers primarily responsible for day-to-day management of the Series are members of the Adviser's Compass EMP ("CEMP") investment team (referred to as an investment franchise).

Investment Team

Stephen Hammers is a Chief Investment Officer of CEMP and has been a Portfolio Manager of the Series since July 2016.

David Hallum is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Series since July 2016.

Dan Banaszak is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Series since July 2016.

Alex Pazdan is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Series since July 2016.

Rob Bateman is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Series since July 2016.

Victory S&P 500 Index VIP Series Summary (continued)

Tax Information

The Series' distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary's or insurance company's website for more information.

Victory Funds

4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144

VVIF-RS-SPIVIP-SUMPRO (7/16)